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                      SMITH BARNEY APPRECIATION FUND INC.
                Supplement dated May 4, 2004 to the Prospectus
                             dated April 29, 2004

   The following information revises and supersedes, as applicable, the information contained in the Risk Return Table of the "Investment, risks and performance" section in the Prospectus.

   The inception date of the Class A shares is March 10, 1970.




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